Acquisition of Chongqing Zhizao (Tables)	12 Months Ended
Dec. 31, 2020
Acquisition of Chongqing Zhizao
Summary of balance of the assets acquired and liabilities assumed as of the date of acquisition and disposed as of the date of disposal

The following table summarizes the balance of the assets acquired and liabilities assumed as of the date of acquisition and disposed as of the date of disposal, respectively:

	As of the Date	As of the Date
	of Acquisition	of Disposal
Cash and cash equivalents and restricted cash	25,004	119
Short‑term borrowing(1)	(20,000)	(18,115)
Working capital(2)	(382,350)	(177,231)
Finance lease liabilities, current(3)	(66,111)	(76,654)
Finance lease liabilities, non‑current(3)	(19,547)	—
Indemnification Receivables(4)	465,830	276,384
Net assets acquired/disposed	2,826	4,503
Intangible assets:
Automotive Manufacturing Permission(5)	647,174	—
Total	650,000	4,503
(1)	Short‑term borrowing represents the outstanding bank loan principal, with the amount of RMB20,000 due by February 7, 2019, of which RMB1,885 has been repaid as of December 26, 2019.
(2)	Working capital primarily included prepayments, trade payables, notes payable and accrued liabilities.
(3)	Chongqing Zhizao had existing lease agreements with two third‑party lessors for certain manufacturing equipment, which had been accounted for as finance lease.
(4)	The balance represents the receivables from Lifan Passenger Vehicle intended to indemnify for all the Retained Assets and Liabilities that could not be legally transferred out before the Acquisition.
(5)

As there’s no limit to the valid period of the Automotive Manufacturing Permission, the Automotive Manufacturing Permission was classified as an intangible asset with indefinite lives. As of December 31, 2019 and 2020, no impairment was recognized for the Automotive Manufacturing Permission.